                                                                EXHIBIT 10.42


                                FIRST AMENDMENT
                                       TO
                       AMENDED, RESTATED AND CONSOLIDATED
                        POOLING AND SERVICING AGREEMENT


            First Amendment, dated as of April 8, 1998, by and among ROCKFORD LIMITED I, a New York corporation (the "Seller"), ROCKFORD INDUSTRIES, INC., a
                                        ------
California corporation ("Rockford" or "Servicer"), CHASE BANK OF TEXAS, N.A.,
                         --------      --------
f/k/a Texas Commerce Bank National Association (the "Trustee" or "Back-up
                                                     -------      -------
Servicer") and SUN AMERICA LIFE INSURANCE COMPANY, an Arizona corporation
--------
("SunAmerica") to the Amended, Restated and Consolidated Pooling and Servicing
  ----------
Agreement, dated as of August 28, 1997, by and among the Seller, Rockford, Trustee and SunAmerica (as amended to date, the "Pooling and Servicing
                                                 ---------------------
Agreement"). Capitalized terms used in this Agreement, and not defined herein,
---------
shall have the respective definitions provided in the Pooling and Servicing Agreement.

            The Seller, Rockford, Trustee and SunAmerica agree that it is in their mutual interests to modify the Pooling and Servicing Agreement as follows:

            NOW, THEREFORE, it is agreed:

            1.   In Section 1.01 of the Pooling and Servicing Agreement, the
                    ------------
definition of "Defaulted Lease Contract" is hereby amended in its entirety to
               ------------------------
read as follows:

            "Defaulted Lease Contract" shall mean a Lease Contract
             ------------------------
       then constituting part of the Trust Assets as to which Servicer has reasonably determined, in accordance with its customary servicing procedures, that it shall not make a Servicer Advance or that a prior Servicer Advance is unrecoverable; provided,
                                                          --------
       however, that each Lease Contract then constituting part of the
       -------
       Trust Assets as to which the Lessee thereunder is delinquent in any portion of the Scheduled Payments for a period of 121 days or more shall automatically be deemed a Defaulted Lease Contract; and provided, further, however, that any Lease
                     --------  -------  -------
       Contract that becomes a Defaulted Lease Contract while it was a part of the Trust Assets shall at all times remain a Defaulted Lease Contract for purposes of this Agreement, notwithstanding that such Lease Contract is subsequently repurchased by the Seller for any reason whatsoever.

       2.   In Section 1.01 of the Pooling and Servicing Agreement, the
               ------------
definition of "Default Charge-off Ratio" is hereby amended by deleting the "(d)"
               ------------------------
after the words "divided by" and before the word "three", without the deletion
                 ----------
or modification of any other material.

            3.  In Section 1.01 of the Pooling and Servicing Agreement, the
                   ------------
definition of "Equipment" is hereby amended in its entirety to read as
               ---------
follows:

            "Equipment" shall mean all equipment and/or other personal
             ---------
       property (including, without limitation, Vehicles and transferable computer software licenses) leased pursuant to or otherwise covered by a Lease Contract, but excluding any non-transferable computer software licenses covered thereby.

            4.    In Section 1.01 of the Pooling and Servicing Agreement, the
                     ------------
definition of "Pre-Default Contract" is hereby amended in its entirety to read
               --------------------
as follows:

            "Pre-Default Contract" shall mean a Lease Contract as to
             --------------------
       which the Lessee thereunder is delinquent in any portion of the Scheduled Payments for a period of more than 90 days but less than 121 days.

            5.    In Section 1.01 of the Pooling and Servicing Agreement, the
                     ------------
following new definition is hereby added immediately after the definition of "Seller Certificate" and immediately before the definition of "Servicer":
 ------------------                                            --------

            "Seriously Delinquent Contract" shall mean a Lease
             -----------------------------
       Contract as to which the Lessee thereunder is delinquent in any portion of the Scheduled Payments for a period of more than 60 days but less than 91 days.

            6.    Section 2.01(d) of the Pooling and Servicing Agreement is
                  ---------------
amended by deleting the word "the" before the word "Equipment" in the eighth, ninth and tenth lines thereof, and inserting the word "such" in its place in each such line, without the deletion or modification of any other material.

            7.    The first sentence of Section 2.01(g) of the Pooling and
                                        ---------------
Servicing Agreement is hereby amended in its entirety to read as follows:

            "(g)  Except as otherwise provided in and subject to
       Section 12.14 hereof, the parties hereto acknowledge that each
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       transfer of

       Trust Assets to the Trust is intended to be (i) a sale of such Trust Assets (other than the Equipment) and not a loan, and
       (ii) a grant or assignment of a valid first priority perfected security interest in the Equipment (except, with respect to perfection in such Equipment, as set forth in the proviso in
       Section 2.01(d)), free and clear of all Liens, from Seller to
       ----------------
       the Trust and that the Trust Assets not be part of the estate of Seller in the event of an insolvency or bankruptcy of Seller."

            8.    Section 2.03(d) of the Pooling and Servicing Agreement is
                  ---------------
hereby amended to read in its entirety as follows:

            "(d) With respect to any Lease Contract to be prepaid or terminated early at the request of the Lessee, Seller shall be entitled either (i) to purchase such Lease Contract and the related Equipment for an amount equal to the sum of (A) the Repurchase Price with respect to such Lease Contract, plus (B) the applicable Prepayment Fee therefor, which Seller shall deposit in the Investment Account on or before 3:00 p.m. New York time on the Tuesday or Thursday next succeeding the date of such prepayment or early termination, whichever day shall occur first (or if such Tuesday or Thursday is not a Business Day, on the Business Day immediately following such day), or
       (ii) to deliver a Substitute Lease Contract therefor meeting the Substitution Criteria; provided, however, that subject to
                                  --------  -------
       Section 2.03(g) hereof the cumulative Discounted Lease Contract
       ---------------
       Balance of all such Lease Contracts that are substituted for by Seller hereunder (measured as of the date of such substitution) shall not exceed 5.0 % of the Initial Aggregate Certificate Principal Balance (measured as of the date of such substitution); and provided, further, however, that subject to
                          --------  -------  -------
       Section 2.03(g) hereof the cumulative Discounted Lease Contract
       ---------------
       Balance of all Delinquent Lease Contracts, Seriously Delinquent Contracts and Pre-Default Contacts that constitute prepaid or early-terminated Lease Contracts that are purchased or substituted for by Seller hereunder (measured as of the date of such purchase or substitution) shall not exceed 1.0% of the Initial Aggregate Certificate Principal Balance (measured as of the date of such purchase or substitution)."

            9.    Section 2.03(g) of the Pooling and Servicing Agreement is
                  ---------------
hereby amended to read in its entirety as follows:

            "(g) In addition to the repurchase of Lease Contracts to be prepaid or terminated early at the request of the Lessee under Section 2.03(d) hereof, and notwithstanding any
             ---------------
       limitation on the repurchase of Lease Contracts by Seller thereunder, Seller at any time shall be entitled to repurchase any Lease Contract, together with the related Equipment, for an amount equal to the sum of (i) the Repurchase Price with respect to such Lease Contract, plus (ii) the applicable Prepayment Fee therefor; provided, however, that (A) such Lease
                                --------  -------
       Contract first became part of the Trust Assets hereunder at least sixty (60) days prior to the date of such repurchase, and
       (B) the aggregate Repurchase Price of all Lease Contracts repurchase by Seller under this Section 2.03(g) during any
                                       ---------------
       consecutive 12-month period shall not exceed $2,500,000. Seller shall deposit such Repurchase Price in the Investment Account on or before 3:00 p.m. New York time on the Tuesday or Thursday next succeeding the date of such repurchase, whichever day shall occur first (or if such Tuesday or Thursday is not a Business Day, on the Business Day immediately following such day)."

            10.   Section 2.04(a) of the Pooling and Servicing Agreement is
                  ---------------
hereby amended in its entirety to read as follows:

            "(a) Seller shall be entitled to obtain a release from the lien of this Agreement for any Lease Contract and the related Equipment at any time: (i) after a payment by Rockford of the Purchase Amount of the Lease Contract; (ii) after a Substitute Lease Contract is substituted for such Lease Contract, in accordance with Section 2.03(b)(ii) or Section 2.03(d) and
                       -------------------    ---------------
       Section 2.03(e) hereof; (iii) upon the repurchase of a Lease
       ---------------
       Contract by Seller under Section 2.03(d) or Section 2.03(g)
                                ---------------    ---------------
       hereof; or (iv) upon the termination of a Lease Contract following the sale, lease or other disposition of the related Equipment; provided, however, that, in each case, Seller first delivers to Trustee and the Controlling Party an Officer's Certificate (A) identifying the Lease Receivable and the related Lease Contract and Equipment to be released, (B) requesting the release thereof, (C) certifying that the requirements of Section 2.03(b)(ii), Section 2.03(d) or Section
                       -------------------  ---------------    -------
       2.03(g), as the case may be, and Section 2.03(e) hereof have
       -------                          ---------------
       been satisfied, in the event such Lease Contract and Equipment are being transferred and assigned the pursuant to clause (ii) hereof, (D) setting forth the amount deposited in the Investment Account with respect thereto, in the event a Lease Contract and the related Equipment are being released from the lien of this Agreement pursuant to clause (i) and (iii) hereof, and (E) certifying that the amount deposited in the Investment Account with respect to such Lease Contract equals (1) the Purchase Amount of the Lease Contract, in the event the release of such Lease Contract and related Equipment pursuant to clause (i) hereof, or (2) equals the entire amount of Recoveries or Residual Proceeds received with respect to such Lease Contract and related Equipment, in the event of a release from the lien of this Agreement pursuant to clause (iii) hereof; provided,
                                                          --------
       however, that upon the termination of any Lease Contract, any
       -------
       Residual Proceeds from the related Equipment shall be placed in the Investment Account prior to Trustee or Seller releasing such Equipment from the security interest granted to Trustee by Seller pursuant to this Agreement and prior to Seller transferring and assigning such Lease Contract and related Equipment to Rockford pursuant to the Equipment and Lease Purchase Agreement."

            11.   The second sentence of Section 3.01(f) of the Pooling and
                                         ---------------
Servicing Agreement is hereby amended in its entirety to read as follows:

       "Servicer shall not consent to any amendment to any Lease Contract which (a) would reduce, forgive, discharge or satisfy any Scheduled Payments, defer the payment of any principal or interest or any Scheduled Payment, reduce the Discounted Lease Contract Balance or extend the term thereof, in any manner that, in any such case, would prevent the complete amortization of the Discounted Lease Contract Balance thereof from occurring later than three (3) months after its original stated term, or
       (b) would result in such Lease Contract, as so amended or supplemented, no longer being an Eligible Lease Contract; provided, however, that the cumulative Discounted Lease
       --------  -------
       Contract Balance of the Lease Contracts with respect to which Servicer agrees to any such amendment shall not exceed 1% of the Initial Aggregate Certificate Principal Balance."

            12.   Section 4.06(a) of the Pooling and Servicing Agreement is
                  ---------------
hereby amended by:  (a) inserting the words "and/or Section 2.03(g) hereof"
                                                    ---------------
immediately after the words "Section 2.03(d)" and immediately before the
                             ---------------
semicolon and the word "provided" in the eleventh line thereof, without the
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deletion or modification of any other material; and (b) by inserting the parenthetical and words "(other than a Servicer Default described in Section
                                                                     -------
9.01(o) hereof)" immediately after the word "Default" and before the comma and
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

the words "the Class A" in the thirteenth line thereof, without the deletion or modification of any other material.

            13.   Section 4.06(b) of the Pooling and Servicing Agreement is
                  ---------------
hereby amended by inserting the words "and/or Section 2.03(g) hereof"
                                              ---------------
immediately after the words "Section 2.03(d)" and immediately before the
                             ---------------
semicolon and the word "provided", without the deletion or modification of any
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other material.

            14.   Section 4.08(b)(iii) of the Pooling and Servicing Agreement is
                  --------------------
hereby amended by deleting the words "specified for such purpose", without the deletion or modification of any other material.

            15.   Section 4.08(b)(xii) of the Pooling and Servicing Agreement is
                  --------------------
hereby amended by inserting the words "(by wire transfer of funds or ACH transfer)" immediately after the word "Bank" and immediately before the comma and the words "the amount", without the deletion or modification of any other material.

            16.  Section 5.01(c) of the Pooling and Servicing Agreement is
                 ---------------
hereby amended by deleting the words "4.08(b)(xv)" and inserting the words
                                      -----------
"4.08(b)(xiv)" in their place, without the deletion or modification of any
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other material.

            17.   Section 9.01(g) of the Pooling and Servicing Agreement is
                  ---------------
hereby amended by inserting the words "(after giving effect to all Recoveries with respect thereto)" immediately after the word "Balances" and immediately before the word "exceeding", without the deletion or modification of any other material.

            18.   Section 9.01(i) of the Pooling and Servicing Agreement is
                  ---------------
hereby amended in its entirety to read as follows:

            "(i) there shall at any one time be (i) Seriously Delinquent Lease Contracts with Discounted Lease Contract Balances exceeding in the aggregate 2.5% of the Aggregate Discounted Lease Contract Balance, or (ii) Pre-Default Lease Contracts with Discounted Lease Contract Balances exceeding in the aggregate 1% of the Aggregate Discounted Lease Contract Balance;"

            19.   Section 9.01(k) of the Pooling and Servicing Agreement is
                  ---------------
hereby amended in its entirety to read as follows:

            "(k) there shall be a downgrading of the rating of the Class A Certificates by any Rating Agency other than solely as the result of the downgrading of the credit of the Bond
       Insurer;"

            20    Section 9.01(l) of the Pooling and Servicing Agreement is
                  ---------------
hereby amended by deleting the word "or", without the deletion or modification of any other material.

            21.   In Section 9.01 of the Pooling and Servicing Agreement the
                     ------------
following new Sections 9.01(n) and 9.01(o) are hereby added immediately after
              ----------------------------
Section 9.01(m) and immediately before the words "(provided, however":
---------------                                    -----------------

            "(n) Trustee shall make a claim under the Policy in
        accordance with Section 4.10(a) hereof; or
                        ---------------

             (o) there shall be a downgrading of the rating of the Class A Certificates by any Rating Agency solely as the result of the downgrading of the credit of the Bond Insurer."

            22. This Amendment may be executed in two or more counterparts which, taken together, shall constitute a single agreement binding upon the parties hereto. As hereby amended, the Pooling and Servicing Agreement is ratified and affirmed by the Seller, the Servicer, the Trustee and Back-up Servicer and SunAmerica, all effective as of the date hereof.


ROCKFORD INDUSTRIES, INC.,
       as Servicer


By:  ______________________________________________________
       Name:
       Title:


ROCKFORD LIMITED I,
       as Seller

By:  _______________________________________________________
       Name:
       Title:


SUNAMERICA LIFE INSURANCE COMPANY


By:  ________________________________________________________
       Name:
       Title:



(Signatures continued.)



(Signatures continued.)


CHASE BANK OF TEXAS, N.A.,
f/k/a Texas Commerce Bank National Association, as Trustee and Back-up Servicer


By: _______________________________________________________
       Name:
       Title:



AGREED AND ACCEPTED:
--------------------

CAPITAL MARKETS ASSURANCE CORPORATION



By: _______________________________________________________
       Name:
       Title: